UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2011

POWERVERDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27866	88-0271109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

23429 NE 35th Drive

Glendale, Arizona 85310

(Address of principal executive offices) (Zip Code)

(623) 780-3321

(Registrant’s telephone number, including area code)

21615 N. 2nd Avenue

Phoenix, Arizona 85027

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated in this Current Report or the context otherwise requires, all references in this Current Report to “PowerVerde,” the “Company,” “us,” “our” or “we” are to PowerVerde, Inc.

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2011, the Company entered into a Binding Letter of Intent for European Distribution (the “Letter of Intent”) with Newton Investments BV, a Dutch corporation based in Leeuwarden, Netherlands (“Newton”). Pursuant to the Letter of Intent, the Company and Newton agreed to enter into a definitive agreement within 60 days, pursuant to which Newton will, for a period of 10 years, be the exclusive manufacturer and distributor of the Company’s proprietary emissions-free electrical power generation systems (the “Systems”) in the 27 countries which are currently members of the European Union, subject to Newton achieving minimum sales of at least 100 Systems per year and investing at least $750,000 in establishing its manufacturing facility and distribution network, as well as other terms and conditions set forth in the Letter of Intent.

The Company will receive as a royalty an amount equal to 20% of the gross sale price of each System sold by Newton. Newton also agreed to purchase an initial System from the Company for a price of $90,000. Also, pursuant to the Letter of Intent, an affiliate of Newton invested $250,000 in the Company by privately purchasing 333,333 restricted shares of the Company’s common stock at a price of $.75 per share. In connection with this purchase, the Company issued to the investor a three-year warrant to buy an additional 333,333 shares at a price of $.75 per share. The definitive documentation will contain representations, covenants, conditions and indemnities which are customary for comparable transaction.

Prior to the date of the Letter of Intent, neither the Company nor any affiliate of the Company had any material relationship with Newton other than in respect of the negotiation of the Letter of Intent.

A copy of the Letter of Intent is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit Description

10.1	Binding Letter of Intent for European Distribution, dated January 31, 2011, by and between PowerVerde, Inc. and Newton Investments BV

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERVERDE, INC.

Dated: February 4, 2011	By:	/s/ George Konrad
George Konrad
President, Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Binding Letter of Intent for European Distribution, dated January 31, 2011, by and between PowerVerde, Inc. and Newton Investments BV